As filed pursuant to Rule 497(e)

Under the Securities Act of 1933

Registration No. 033-75292

Registration No. 333-137942

Registration No. 811-03240

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2009

Replace the last paragraph on page 27 with the following:

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the benefit anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit.

Replace the last item in the table on page 28 with the following:

On or after the Benefit Life of

anniversary following the Contract owner*

Contract Owners 65th birthday 5 5

Replace the last paragraph on page 29, Automatic Termination of IncomeLOCK, with the following:

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the benefit anniversary following the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**

Replace the second paragraph on page 37 under IncomeLOCK with the following:

If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the benefit anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Replace the last sentence in the first paragraph on page 49 with the following:

However, if the first withdrawal occurs on or after the benefit anniversary following the older owner's 65th birthday and no withdrawal ever exceeds 5 percent of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Dated: October 2, 2009

Please keep this Supplement with your Prospectus